UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003 (October 21, 2003)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-41863	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On October 21, 2003, National Health Investors, Inc. made its third quarter earnings announcement. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: October 21, 2003

Exhibit Index

Number	Exhibit
99	Press release, dated October 21, 2003.

EXHIBIT 99

For Release: October 21, 2003

Contact: Gerald Coggin, VP of Investor Relations

Phone: (615) 890-9100

NHI reports third quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI and NHIPr) announced funds from operations ("FFO") from continuing operations for the third quarter ended Sept. 30, of $15,287,000 or 57 cents per diluted share of common stock compared to $15,942,000 or 58 cents per share in 2002.

For the nine months ended Sept. 30, FFO from continuing operations was $43,884,000 or $1.63 per diluted share of common stock compared to $40,908,000 or $1.52 per share in 2002.

Income from continuing operations for the third quarter ended Sept. 30 was $11,904,000 or 43 cents per diluted share of common stock compared to $12,022,000 or 43 cents per diluted share of common stock for the same period in 2002.

Income from continuing operations for the nine months ended Sept. 30 was $33,697,000 or $1.21 per diluted share of common stock compared to $30,302,000 or $1.09 per diluted share of common stock for the same period in 2002.

Net income for the three months and nine months ended Sept. 30, were $11,055,000 and $33,991,000, respectively, versus $13,270,000 and $35,679,000, respectively, for 2002.

Income during the quarter ended Sept. 30, 2003 included additional rental income of $4,076,000 and additional investment income of $176,000 from a settlement with Marriott International on four Brighton Gardens assisted living facilities and a realty loss of $5,400,000 to reflect the lower rent expected on one of these facilities. Additionally, NHI recorded a $397,000 loss on the sale of two skilled nursing facilities in Washington state. Finally, additional rental income of $1,545,000 and additional investment income of $268,000 were recorded from leases of certain assisted living facilities to Alterra and other previous owners and operators. The effect of these items was income in the net amount of $266,000 or one cent per basic share. For the third quarter of the prior year 2002, similar income was reported in the net amount of $1,444,000 or 5 cents per basic share.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common and preferred stocks of the company trade on the New York Stock Exchange with the symbols NHI and NHIPr, respectively. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI's Third Quarter Results

Condensed Statements of Income
(in thousands, except share and per	Three Months Ended	Nine Months Ended Sept.
	2003	2002	2003	2002
Revenues:
Mortgage interest income	$4,647	$11,078	$14,895	$24,966
Rental income	17,872	12,187	44,309	36,047
Investment income	1,786	2,311	4,587	5,015
Facility operating revenues	19,982	18,673	58,937	55,047
	44,287	44,249	122,728	121,075
Expenses:
Interest	3,437	4,152	10,601	12,980
Depreciation of real estate	3,743	3,869	11,264	11,543
Amortization of loan cost	37	44	260	610
Legal expense	258	198	443	500
Franchise and excise tax	65	128	528	363
General and administrative	681	735	2,113	1,526
Loan and realty losses	5,400	5,000	6,900	9,500
Facility operating expenses	18,762	18,101	56,922	53,751
	32,383	32,227	89,031	90,773

Income from continuing operations	11,904	12,022	33,697	30,302
Discontinued operations
Operating income (loss)-	(452)	(48)	(1,241)	294
Gain (loss) on sale of real estate	(397)	1,296	1,535	5,083
	(849)	1,248	294	5,377
Net Income	11,055	13,270	33,991	35,679
Dividends to preferred stockholders	397	397	1,192	1,192
Net income applicable to common	$10,658	$12,873	$32,799	$34,487

Income from continuing operations per common share:
Basic	$.43	$.44	$1.22	$1.10
Diluted	$.43	$.43	$1.21	$1.09

Discontinued operations per common
Basic	$(.03)	$.04	$.01	$.21
Diluted	$(.03)	$.05	$.01	$.20

Net income per common share:
Basic	$.40	$.48	$1.23	$1.31
Diluted	$.40	$.48	$1.22	$1.29

Funds from operations
Basic	$15,250	$15,494	$43,769	$40,653
Diluted	$15,287	$15,942	$43,884	$40,908

Funds from operations per common
Basic	$.57	$.58	$1.64	$1.54
Diluted	$.57	$.58	$1.63	$1.52
Weighted average common shares
Basic	26,739,985	26,609,104	26,716,41	26,387,251
Diluted shares for net income	26,999,079	26,924,608	26,973,34	26,921,074
Diluted shares for FFO purposes	26,999,079	27,601,526	26,973,34	26,921,074

Dividends per common share	$.40	$.35	$1.20	$1.05

Balance Sheet Data
(in thousands)	Sept. 30	December
	2003	2002
Real estate properties, net	$293,817	$304,394
Mortgages receivable, net	169,294	201,236
Preferred stock investments	38,132	38,132
REMIC investments	36,366	36,366
Cash and marketable securities	71,463	58,825
Debt	168,202	161,763
Convertible debt	1,414	41,633
Stockholders' equity	408,517	400,429

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Page 3 NHI's third quarter results

Reconciliation of Funds From Operations (1)

The following table reconciles net income applicable to common stockholders to funds from operations applicable to common stockholders:

(in thousands, except share and per share amounts)

Three Months Ended	Nine Months Ended Sept.
	2003	2002	2003	2002

Net income applicable to common	$10,658	$12,873	$32,799	$34,487
Adjustments:
Real estate depreciation	3,743	3,869	11,264	11,543
Other Items:
Discontinued operations:
Operating (Income) loss -	452	48	1,241	(294)
(Gain) loss on sale of real	397	(1,296)	(1,535)	(5,083)
Basic funds from operations applicable to
common stockholders	15,250	15,494	43,769	40,653

Dividends to preferred stockholders	---	397	---	---
Interest on convertible subordinated	37	51	115	255

Diluted funds from operations applicable
common stockholders	$15,287	$15,942	$43,884	$40,.908

Basic funds from operations per share	$.57	$.58	$1.64	$1.54
Diluted funds from operations per share	$.57	$.58	$1.63	$1.52

Shares for basic funds from operations	26,739,98	26,609,10	26,716,41	26,387,25
Shares for diluted funds from operations per	26,999,07	27,601,52	26,973,34	26,921,07

(1) We believe that funds from operations is an important supplemental measure of operating performance. We, therefore, disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We generally use the National Association of Real Estate Investment Trusts (NAREIT) measure of funds from operations. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

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Page 4 NHI's third quarter results

National Health Investors, Inc. Portfolio Summary September 30, 2003
Investment
Portfolio Statistics	Properties	Investment	Percentage

Equity Ownership	94	$293,217,000	59%
Mortgage Loan Receivables	87	201,067,000	41%
Total Real Estate Portfolio	181	$494,284,000	100%

Equity Ownership	Properties	Beds	Investments
Nursing Homes	68	9,142	$188,895,000
Assisted Living	16	1,350	73,270,000
Medical Office Buildings	4	124,427 sq.ft	11,463,000
Retirement Homes	5	471	11,512,000
Hospitals	1	55	8,077,000
	94		$293,217,000

Mortgage Loan Receivables	Properties	Beds	Investments
Nursing Homes	53	5,872	$151,644,000
Assisted Living	2	156	6,204,000
Retirement Homes	1	60	2,298,000
Developmentally Disabled	17	108	4,555,000
	73		$164,701,000
Remic	14	1,971	30,020,000
Remic II Investment		2,313	6,346,000
Total Mortgage Portfolio	87		$201,067,000

Summary of Facilities by Type:	Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	135	76.25%	$376,905,000
Assisted Living	18	16.08%	79,474,000
Medical Office Buildings	4	2.32%	11,463,000
Retirement Homes	6	2.79%	13,810,000
Hospitals	1	1.63%	8,077,000
Developmentally Disabled	17	0.92%	4,555,000
	181	100.00%	$494,284,000

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Page 5 NHI's third quarter results

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars

Public	101	45.70%	$225,906,000
Regional	66	45.24%	223,638,000
Small Operator	14	9.05%	44,740,000
	181	100.00%	$494,284,000

Public Operators:
	Percentage
	Of Total	Dollar
	Portfolio	Amount

National HealthCare Corp.	12.47%	$61,617,000
Integrated Health Services	8.31%	41,083,000
ElderTrust of Florida	5.62%	27,758,000
National Health Investors, Inc.	4.64%	22,931,000
Mariner Post Acute Network	3.41%	16,860,000
Community Health Systems, Inc.	3.00%	14,833,000
Sunrise Senior Living Services	2.88%	14,237,000
Sun Healthcare	1.93%	9,531,000
Midwest Nursing Home Investors, L.L.C.	1.28%	6,324,000
HCA - The Healthcare Company	0.95%	4,707,000
Res-Care, Inc.	0.92%	4,555,000
Centennial HealthCare Corp.	0.08%	382,000
	45.48%	$224,818,000

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Page 6 NHI's third quarter results

LTC	Acute	MOB	Dev	Asst.	Retire-	Total	Current	Percent of

1.	Florida	25		1	14	7		47	$ 138,661,000	28.05%
2.	Texas	28		2		1	1	32	100,297,000	20.29%
3.	Tennessee	21			3	3	2	29	40,414,000	8.18%
4.	Missouri	9					1	10	27,562,000	5.58%
5.	New Jersey	2				1		3	27,038,000	5.47%
6.	Arizona	1				4		5	19,690,000	3.98%
7.	Virginia	7						7	19,596,000	3.96%
8.	New Hampshire	3					1	4	17,734,000	3.59%
9.	Georgia	7						7	17,104,000	3.46%
10.	Kansas	7						7	13,036,000	2.64%
11.	Massachusetts	4						4	12,701,000	2.57%
12.	Washington	3						3	4,582,000	0.93%
13.	Kentucky	4	1					5	10,110,000	2.05%
14.	South Carolina	3				1		4	8,779,000	1.78%
15.	Colorado	3						3	8,125,000	1.64%
16.	Idaho	1					1	2	5,758,000	1.16%
17.	Illinois	1		1				2	4,495,000	0.91%
18.	Michigan	2						2	3,307,000	0.67%
19.	Alabama	2						2	2,564,000	0.52%
20.	Pennsylvania	1						1	2,249,000	0.46%
21.	Wisconsin	1						1	2,108,000	0.43%
22.	North Carolina	0				1		1	2,028,000	0.41%
		135	1	4	17	18	6	181	$ 487,938,000	98.72%

								Remic II	6,346,000	1.28%
									$ 494,284,000	100.00%